UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2005

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (865) 922-1123

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the previously disclosed joint venture transaction between Regal Entertainment Group (“Regal”) and AMC Entertainment, Inc. that closed on March 29, 2005, Kurt Hall resigned as Co-Chief Executive Officer of Regal effective as of May 25, 2005.  Mr. Hall will serve as the Chairman and Chief Executive Officer of the new joint venture entity, National CineMedia, LLC.  For further discussion of this joint venture, see Regal’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2005 and Note 3—”Formation of National CineMedia, LLC” to Regal’s Quarterly Report of Form 10-Q filed with the Securities and Exchange Commission on May 10, 2005 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 31, 2005	By: /s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer